FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE, dated as of the 17th day of December, 2013, is entered into by and between RREEF AMERICA REIT II CORP. MMMM7 WASHINGTON, a Maryland corporation ("Landlord"), and CLEARSIGN COMBUSTION CORPORATION, a Washington corporation ("Tenant")-

RECITALS

A. Landlord and Tenant entered into that certain lease dated August 19, 2011, as amended by that certain Commencement Date Memorandum dated November 1. 2011 (collectively, the "Lease"),

B. The Lease pertains to approximately 6,950 square feet of space located in Building 1 of Gateway Corporate Center, having an address of 12870 Interurban Avenue South, Seattle, King County, Washington (the "Existing Premises"), as more fully described in the Lease.

C. Landlord and 1'eiant desire to expand the area of the Premises, change the Rent Schedule, and otherwise amend the Lease as more fully set forth below,

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and .sufficiency of which is hereby acknowledged, the parties agree as follows;

1. Definitions. Unless otherwise specifically set forth herein, all capitalized terms used shall have the meanings attributed to them in the Lease.

2. Notice Address is hereby changed to the following:

RREEF America REIT II Corp. MMMM7 Washington

c/o CB Richard Ellis | Asset Services

20415 - 72nd Avenue South. Suite 210

Kent. Washington 98032

3. Expansion of Premises. Commencing on February 1, 2014, the Existing Premises shall be expanded by approximately 2,250 square feet (the "Expansion Space'), such that the Existing Premises plus the Expansion Space shall thereafter be comprised of approximately 9,200 square feet (the "Premises") shown on Exhibit A-1 attached hereto, which shall supersede Exhibit A attached to the Lease. Tenant accepts the Premises in its "as-is" condition, without any obligation by Iandlord to make any improvements, repairs or modifications thereto.

4. Rent Schedule. The Rent Schedule for the period from January 1, 2014 through February 28, 2017 shall be as follows:

5. Rent Adjustments; Tenant's Proportionate Share. Effective as of February 1, 2014, Tenant's Proportionate Share of Expenses and Taxes shall be 2.12% of Gateway Corporate Center (having a total NRA of 433.864 square feet).

6. Relocation of Premises; Tenant's Option for Early Termination of Lease. Paragraph 4 of the Addendum to l -ease is hereby deleted in its entirety.

7. Effect of Amendment; Incorporation. Except as expressly modified herein, all terms and conditions of the lease remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this l-irsl Amendment as of the day and year first written above.

LANDLORD:		TENANT:

RREEF AMERICA REIT II CORP> MMMM7		CLEARSIGN COMBUSTION
WASHINGTON, a Maryland corporation		CORPORATION, a Washington corporation

By:	/s/ Cathleen Meyer	By:	/s/ James N. Harmon

Cathleen Meyer, Vice President		James N. Harmon
Chief Financial Officer

Date: 12/23/13		Date: 12/18/2013

CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON )
) ss.
COUNTY OF KING )

On this 23rd day of December, 2013, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared CATHLEEN MEYER, to me known or shown through satisfactory evidence to be the Vice President of RREEF AMERICA REIT II CORP. MMMM7 WASHINGTON, a Maryland corporation, and acknowledged to me that she executed the same on behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

Witness my hand and official seal the day and year in this certificate first above written.

[SEAL]

JANELLE M. HOLLAND
COMMISSION EXPIRES
NOTARY
PUBLIC
02-15-14
STATE OF WASHINGTON

JANELLE M. HOLLAND
Notary Public in and for the State of Washington
residing at ~~Kitsap County~~ Edmonds, WA
My commission expires 2/15/14

CORPORATE ACKNOWLEDGMENT

STATE OF WA )
) ss.
COUNTY OF King )

On this 18 day of December, 2013, before me, the undersigned, a Notary Public in and for the State of WA, personally appeared James Harmon, to me known or shown through satisfactory evidence to be the CFO of CLEARSIGN COMBUSTION CORPORATION, a Washington corporation, and acknowledged to me that ______ executed the foregoing instrument on behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

Witness my hand and official seal the day and year in this certificate first above written.

[SEAL]

AMANDA M. THOMPSON
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES
...ST 9, 2017

(Signature)

AMANDA M THOMPSON
(Please print name legibly)

NOTARY PUBLIC in and for the
State of WA
My commission expires 8/9/17

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